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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated January 25, 2001 relating to the financial statements and the financial statement schedule, which appear in ChipPAC's Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



PricewaterhouseCoopers LLP

San Jose, California
January 14, 2002